UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 28, 2003

                               AMIS Holdings, Inc.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            021-46008                               33-0918993
     Commission File Number                      (I.R.S. Employer
                                              Identification Number)






                               2300 Buckskin Road
                              Pocatello Idaho 83201
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (208) 233-4690
              (Registrant's telephone number, including area code):

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibit 99.1. Press release issued by AMIS Holdings, Inc. on October 28,
     2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITON

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


(a) On October 28, 2003, AMIS Holdings, Inc. issued a press release announcing results for the fiscal quarter ended September 27, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      AMIS Holdings, Inc.


                                      By:   /s/ Brent D. Jensen
                                         -------------------------------------
                                         Name:  Brent Jensen
                                         Title: Senior Vice President, Chief
                                                Financial Officer and Secretary
                                                October 28, 2003